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                                                                      Exhibit 23
                                                                      ----------



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into Patina Oil & Gas Corporation's previously filed registration statements File Nos. 333-77785, 333-78291, 333-37790 and 333-52460.



                                                             ARTHUR ANDERSEN LLP



Denver, Colorado,
March 9, 2001.